UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2008

FIRST ADVANTAGE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31666	61-1437565
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12395 First American Way

Poway, CA 92064

(Address of principal executive offices)

(727) 214-3411

(Registrant’s telephone number)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2008, First Advantage Corporation, a Delaware corporation, revised its guidance for 2008 earnings per share from continuing operations (excluding restructuring charges) to be in the range of $1.10 to $1.18.

The information in this current report is being “furnished” pursuant to Item 2.02 of Form 8-K. As such, this information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated into such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date: July 29, 2008	By:	/s/ John Lamson
	Name:	John Lamson
	Title:	Executive Vice President and Chief Financial Officer